The Advisors’ Inner Circle Fund II

(the “Trust”)

Frost Growth Equity Fund

Frost Mid Cap Equity Fund

Frost Value Equity Fund

Frost Low Duration Bond Fund

Frost Municipal Bond Fund

Frost Total Return Bond Fund

Frost Credit Fund

(each, a “Target Fund” and together, the “Target Funds”)

Supplement dated March 26, 2019

to the

Institutional Class Shares Prospectus, Investor Class Shares Prospectus and A Class Shares Prospectus, each dated November 28, 2018, as supplemented (each, a “Prospectus” and together, the “Prospectuses”), and

Statement of Additional Information

dated November 28, 2018, as supplemented (the “SAI”)

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees (the “Board”) of the Trust has approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Target Funds, and Frost Family of Funds (the “Acquiring Trust”), pursuant to which each Target Fund would be reorganized into a newly-organized series of the Acquiring Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) and completely liquidated and dissolved (each, a Reorganization”). Each Acquiring Fund will have the same name, portfolio manager(s), investment objective, principal investment strategies, principal risks and fundamental and non-fundamental investment policies as its corresponding Target Fund. Frost Investment Advisors, LLC, the investment adviser of the Target Funds, will serve as the investment adviser of the Acquiring Funds. Each Reorganization is intended to be tax-free, meaning that the Target Funds’ shareholders will become shareholders of the Acquiring Funds without realizing any gain or loss for U.S. federal income tax purposes.

The Board’s decision to reorganize the Target Funds is subject to shareholder approval. Shareholders of record of the Target Funds on April 5, 2019 will receive a proxy statement/prospectus that contains important information about each Reorganization and the Acquiring Funds, including information about investment strategies and risks, fees and expenses. The proxy statement/prospectus should be read carefully before making any investment decisions or decisions regarding whether to approve a Reorganization. If approved by shareholders, each Reorganization is anticipated to close in May 2019. Immediately following the close of its Reorganization, shareholders of a Target Fund would become shareholders of its corresponding Acquiring Fund.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Funds, nor is it a solicitation of any proxy.

Please retain this supplement for future reference.

FIA-SK-050-0100

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